UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): August 7, 2003

Moore-Handley, Inc.
(Exact name of registrant as specified in its charter)

Delaware _________________________ (State or other jurisdiction of incorporation)	0-14324 _________________________ (Commission File Number)	63-0819773 ________________________ (I.R.S. Employer Identification No.)

Moore Handley, Inc.
3140 Pelham Parkway
Pelham, Alabama 35124
(Address of principal executive offices)
(Zip Code)

(205) 663-8011
(Registrant's telephone number, including area code)

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ITEM 12.  Results of Operations and Financial Condition.

          The Company issued its earnings release, dated August 7, 2003, reporting its results for the second quarter 2003, a copy of which is attached hereto as Exhibit 99 and is furnished pursuant to this Item 12 and should not be deemed filed with the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Moore-Handley, Inc
  (Registrant)

  By: /s/Gary C. Mercer
  Name: Gary C. Mercer
  Title: Chief Financial Officer

  Date: August 7, 2003

  Exhibit Index

  Exhibit Number Description

  99     Release, dated August 7, 2003, reporting operating results for the quarter ended June 30, 2003.

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